UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2012 (October 1, 2012)

ALTISOURCE PORTFOLIO SOLUTIONS S.A.

(Exact name of Registrant as specified in its charter)

Luxembourg	001-34354	Not Applicable
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

291, Route d’Arlon

L-1150 Luxembourg

Grand Duchy of Luxembourg

(Address of principal executive offices including zip code)

+352 2469 7900

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On October 1, 2012, Altisource Solutions S.à r.l. (“Altisource”), a wholly owned subsidiary of Altisource Portfolio Solutions S.A. (the “Company”), entered into the following services agreements with Ocwen Mortgage Servicing (“OMS”) ), a wholly owned subsidiary of Ocwen Financial Corporation (“Ocwen”) pursuant to which Altisource will provide certain services to OMS:

•                  The Services Agreement, pursuant to which Altisource will provide certain services to OMS in connection with its business, with pricing terms intended to reflect market rates. The Services Agreement has an initial expiration date of August 31, 2020 and is subject to renewal. A copy of the Services Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

•                  The Technology Products Services Agreement, pursuant to which Altisource will provide certain technology products services to OMS in connection with its business, with pricing terms intended to reflect market rates.  The Technology Products Services Agreement has an initial expiration date of August 31, 2020 and is subject to renewal. A copy of the Technology Products Services Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

•                  The Data Center and Disaster Recovery Agreement, pursuant to which Altisource will provide certain data center and disaster recovery services to OMS in connection with its business, with pricing terms intended to reflect market rates.  The Data Center and Disaster Recovery Agreement has an initial expiration date of August 31, 2020 and is subject to renewal. A copy of the Data Center and Disaster Recovery Agreement is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

•                  The Intellectual Property Agreement governs the licensing of intellectual property between OMS and Altisource.  The agreement has an initial expiration date of August 31, 2020 and is subject to renewal. A copy of the Intellectual Property Agreement is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Altisource and OMS also entered into an amendment to the Support Services Agreement entered into by Altisource and OMS on August 10, 2012 and attached as Exhibit 10.1 to the Company’s Form 8-K filed on August 16, 2012.  The amendment adds business development services to the list of services to be provided pursuant to the agreement.  A copy of the First Amendment to Support Services Agreement is attached hereto as Exhibit 10.5 and is incorporated herein by reference.

Also, on October 1, 2012, the Company entered into amendments to the following agreements with Ocwen:

•                  The Services Agreement, dated as of August 10, 2009 and attached as Exhibit 10.6 to the Company’s Form 8-K filed on August 13, 2009.  The amendment extends the terms of the agreement through August 31, 2020. A copy of the First Amendment to Services Agreement is attached hereto as Exhibit 10.6 and is incorporated herein by reference.

•                  The Technology Products and Services Agreement, dated as of August 10, 2009 and attached as Exhibit 10.5 to the Company’s Form 8-K filed on August 13, 2009. The amendment extends the term of the agreement through August 31, 2020.  A copy of the First Amendment to Technology Products and Services Agreement is attached hereto as Exhibit 10.7 and is incorporated herein by reference.

•                  The Data Center and Disaster Recovery Agreement, dated as of August 10, 2009 and attached as Exhibit 10.7 to the Company’s Form 8-K filed on August 13, 2009.  The amendment extends the terms of the agreement through August 31, 2020.  A copy of the First Amendment to Data Center and Disaster Recovery Agreement is attached hereto as Exhibit 10.8 and is incorporated herein by reference.

•                  The Intellectual Property Agreement, dated as of August 10, 2009 and attached as Exhibit 10.8 to the Company’s Form 8-K filed on August 13, 2009.  The amendment extends the terms of the agreement through August 31, 2020. A copy of the First Amendment to Intellectual Property Agreement is attached hereto as Exhibit 10.9 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(a) — (c)  Not applicable

(d) Exhibits:

Exhibit No.	Description
Exhibit 10.1	Services Agreement, dated as of October 1, 2012, by and between Ocwen Mortgage Servicing, Inc. and Altisource Solutions S.à r.l.

Exhibit 10.2	Technology Products Services Agreement, dated as of October 1, 2012, by and between Ocwen Mortgage Servicing, Inc. and Altisource Solutions S.à r.l.

Exhibit 10.3	Data Center and Disaster Recovery Agreement, dated as of October 1, 2012, by and between Ocwen Mortgage Servicing, Inc. and Altisource Solutions S.à r.l.

Exhibit 10.4	Intellectual Property Agreement, dated as of October 1, 2012, by and between Ocwen Mortgage Servicing, Inc. and Altisource Solutions S.à r.l.

Exhibit 10.5	First Amendment to Support Services Agreement, dated as of October 1, 2012, by and between Ocwen Mortgage Servicing, Inc. and Altisource Solutions S.à r.l.

Exhibit 10.6	First Amendment to Services Agreement, dated as of October 1, 2012, by and between Ocwen Financial Corporation and Altisource Solutions S.à r.l.

Exhibit 10.7	First Amendment to Technology Products and Services Agreement, dated as of October 1, 2012, by and between Ocwen Financial Corporation and Altisource Solutions S.à r.l.

Exhibit 10.8	First Amendment to Data Center and Disaster Recovery Agreement, dated as of October 1, 2012, by and between Ocwen Financial Corporation and Altisource Solutions S.à r.l.

Exhibit 10.9	First Amendment to Intellectual Property Agreement, dated as of October 1, 2012, by and between Ocwen Financial Corporation and Altisource Solutions S.à r.l.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 5, 2012

Altisource Portfolio Solutions S.A.

By:	/s/ Michelle D. Esterman
Name:	Michelle D. Esterman
Title:	Chief Financial Officer

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